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                         ASSIGNMENT AND ASSUMPTION AGREEMENT


    THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is effective as of April 17, 1997 (the "Effective Date"), by and between SUPERGEN, INC., a California corporation ("Assignor") and R & S, LLC, a California limited liability company ("Assignee").

                                       RECITALS

    A. Assignor and Ellwin E. Ashwill, trustee of the Ashwill Trust, established 11/8/89 ("Seller"), entered into that certain Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate dated, for reference purposes only, as of December 11, 1996, and all of the exhibits and addenda attached thereto (collectively, the "Agreement"), whereby Assignor agreed to purchase from Seller and Seller agreed to sell to Assignor all of Seller's right, title and interest in and to that certain condominium property commonly known as 1059 Serpentine Lane, Unit B, Pleasanton, Alameda County, California, as more particularly described in the Agreement.

    B. Pursuant to Paragraph H of Addendum A to the Agreement, Assignor desires to assign to Assignee, and Assignee desires to assume, all of Assignor's rights and obligations under the Agreement.

    NOW, THEREFORE, for and in consideration of the Premises, the Agreement and the mutual covenants and agreements set forth herein, Assignor and Assignee agree as follows:

    1. ASSIGNMENT OF AGREEMENT. As of the Effective Date, Assignor hereby conveys and assigns to Assignee all of Assignor's right, title and interest in and to the Agreement.

    2. ASSIGNMENT OF AGREEMENT. Assignee accepts the foregoing assignment and agrees to assume, pay and perform all of the terms and obligations of Assignor under the Agreement.

    3. INDEMNIFICATION. As of the Effective Date, Assignee shall indemnify, defend, protect and hold Assignor harmless of and from any and all claims, demands, causes of action or liabilities arising out of or resulting in any way from the Agreement.


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    IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement to be effective as of the Effective Date.

ASSIGNOR:                                   ASSIGNEE:
SuperGen , Inc., a California               R & S, LLC, a California limited
corporation                                 liability company

By: /s/ Dr. Joseph Rubinfeld                By: /s/ Dr. Joseph Rubinfeld
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Name:  Dr. Joseph Rubinfeld                 Name:  Dr. Joseph Rubinfeld
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Title:    President                         Title:
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